Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
	(Dollars in thousands)
Non-accrual loans	$50,277	$43,687	$37,775	$33,074	$22,598
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	50,277	43,687	37,775	33,074	22,598
Less: Government guaranteed loans	11,116	10,890	10,202	9,947	2,243
Total non-performing loans	39,161	32,797	27,573	23,127	20,355
Other real estate and repossessed assets	759	710	767	896	589
Total non-performing assets	$39,920	$33,507	$28,340	$24,023	$20,944

As a percent of Portfolio Loans
Non-performing loans	0.80%	0.74%	0.64%	0.54%	0.48%
Allowance for credit losses	1.51	1.49	1.48	1.48	1.49
Non-performing assets to total assets	0.64	0.59	0.51	0.44	0.38
Allowance for credit losses as a percent of non-performing loans	188.26	200.24	231.09	274.33	306.85

Allowance for credit losses

	Nine months ended September 30,
	2026			2025
	Loans	Securities HTM	Unfunded Commitments(1)	Loans	Securities HTM	Unfunded Commitments (1)
	(Dollars in thousands)
Balance at beginning of period	$63,445	$92	$5,440	$59,379	$132	$5,131
Additions (deductions)
Provision for credit losses	6,574	(31)	1,343	4,252	(40)	—
Recoveries credited to allowance	1,691	—	—	1,604	—	—
Assets charged against the allowance	(2,538)	—	—	(2,776)	—	—
Initial allowance on purchased seasoned loans	4,445	—	61	—	—	—
Initial allowance on purchased credit deteriorated loans	107	—	—	—	—	—
Additions included in non-interest expense	—	—	—	—	—	(190)
Balance at end of period	$73,724	$61	$6,844	$62,459	$92	$4,941

Net loans charged against the allowance to average Portfolio Loans	0.03%			0.04%

(1)	Beginning in the fourth quarter of 2025, we classified the provision for unfunded lending commitments in the provision for credit losses in the Consolidated Statements of Operations.

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Capitalization

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
	(In thousands)
Subordinated debentures	39,915	39,898	39,881	39,864	39,847
Amount not qualifying as regulatory capital	(1,224)	(1,224)	(1,224)	(1,224)	(1,224)
Amount qualifying as regulatory capital	38,691	38,674	38,657	38,640	38,623
Shareholders’ equity
Common stock	361,741	307,820	307,679	307,845	311,770
Retained earnings	288,569	276,934	263,898	252,794	239,602
Accumulated other comprehensive loss	(73,014)	(56,341)	(61,024)	(57,688)	(60,630)
Total shareholders’ equity	577,296	528,413	510,553	502,951	490,742
Total capitalization	$615,987	$567,087	$549,210	$541,591	$529,365

Non-Interest Income

	Three months ended			Nine months ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30,
				2026	2025
	(In thousands)
Interchange income	$4,638	$3,576	$4,157	$11,448	$10,674
Service charges on deposit accounts	3,353	3,100	3,131	9,388	8,926
Net gains (losses) on assets
Mortgage loans	1,011	1,651	1,474	3,970	5,408
Equity securities at fair value	65	1,600	—	1,665	—
Securities	(17)	(90)	(36)	(133)	(355)
Mortgage loan servicing, net	4,074	2,460	74	8,180	(72)
Investment and insurance commissions	604	864	940	2,277	2,504
Bank owned life insurance	419	356	288	1,097	881
Other	1,661	1,817	1,909	5,298	5,720
Total non-interest income	$15,808	$15,334	$11,937	$43,190	$33,686

Capitalized Mortgage Loan Servicing Rights

	Three months ended September 30,		Nine months ended September 30,
	2026	2025	2026	2025
	(In thousands)
Balance at beginning of period	$33,949	$32,053	$31,493	$46,796
Originated servicing rights capitalized	1,067	948	2,678	2,766
Change in fair value	2,428	(1,479)	3,273	(4,984)
Sale of originated servicing rights (1)	—	61	—	(12,823)
Loss on sale of originated servicing rights (1)	—	(61)	—	(233)
Servicing rights acquired	$395	$—	$395	$—
Balance at end of period	$37,839	$31,522	$37,839	$31,522
(1)     On January 31, 2025 we sold $931.6 million of mortgage loan servicing rights (26.3% of total servicing portfolio) and transferred the servicing on March 3, 2025. This sale represented approximately $13.1 million (27.9%) of the total capitalized mortgage loan servicing right asset.

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Mortgage Loan Activity

	Three months ended			Nine months ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30,
				2026	2025
	(Dollars in thousands)
Mortgage loans originated	$136,027	$145,421	$145,561	$412,022	$401,184
Mortgage loans sold	102,311	97,073	101,615	284,053	279,593
Net gains on mortgage loans	1,011	1,651	1,474	3,970	5,408
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	0.99%	1.70%	1.45%	1.40%	1.93%
Fair value adjustments included in the Loan Sales Margin	(0.48)%	0.40%	0.03%	(0.01)%	0.32%

Non-Interest Expense

	Three months ended			Nine months ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30,
				2026	2025
	(In thousands)
Compensation	$15,643	$14,248	$13,916	$44,014	$40,723
Performance-based compensation	4,640	4,008	2,900	12,296	9,979
Payroll taxes and employee benefits	4,204	4,304	4,309	12,566	11,929
Compensation and employee benefits	24,487	22,560	21,125	68,876	62,631
Data processing	4,761	4,152	3,784	12,865	11,360
Occupancy, net	2,419	2,073	2,127	6,905	6,396
Merger related expense	3,457	369	—	4,126	—
Interchange expense	1,446	1,224	1,180	3,861	3,476
Advertising	738	1,180	526	3,128	2,220
Furniture, fixtures and equipment	1,124	927	892	2,945	2,570
Loan and collection	1,023	1,038	618	2,813	2,148
FDIC deposit insurance	819	738	615	2,356	1,963
Legal and professional	774	613	682	1,978	1,661
Litigation expense	—	350	—	1,850	—
Communications	537	464	465	1,594	1,526
Taxes, licenses and fees	469	376	335	1,205	951
Amortization of intangible assets	917	115	121	1,147	365
Director fees	309	278	265	853	773
Net (gains) losses on other real estate and repossessed assets	50	(5)	39	60	(77)
Recovery for loss reimbursement on sold loans	(6)	(13)	(5)	(32)	(22)
Other	1,435	1,370	1,362	4,349	4,214
Total non-interest expense	$44,759	$37,809	$34,131	$120,879	$102,155

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Average Balances and Tax Equivalent Rates

	Three Months Ended September 30,
	2026			2025
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,792,596	$68,580	5.69%	$4,193,925	$61,250	5.81%
Tax-exempt loans (1)	46,816	528	4.48	7,632	95	4.95
Taxable securities	542,637	3,903	2.88	573,333	3,660	2.55
Tax-exempt securities (1)	270,329	3,209	4.75	253,029	3,190	5.04
Interest bearing cash	145,970	1,349	3.67	113,660	1,261	4.40
Other investments	20,452	310	6.07	18,102	277	6.12
Interest Earning Assets	5,818,800	77,879	5.33	5,159,681	69,733	5.38
Cash and due from banks	69,635			58,099
Other assets, net	321,176			234,143
Total Assets	$6,209,611			$5,451,923

Liabilities
Savings and interest-bearing checking	3,418,568	13,769	1.60	2,850,176	13,282	1.85
Time deposits	912,690	7,520	3.27	930,358	8,690	3.71
Other borrowings	51,253	769	5.96	81,490	1,957	9.57
Interest Bearing Liabilities	4,382,511	22,058	2.00%	3,862,024	23,929	2.46
Non-interest bearing deposits	1,134,463			1,005,875
Other liabilities	110,640			107,602
Shareholders’ equity	581,997			476,422

Total liabilities and shareholders’ equity	$6,209,611			$5,451,923

Net Interest Income		$55,821			$45,804

Net Interest Income as a Percent of Average Interest Earning Assets			3.82%			3.54%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Nine Months Ended September 30,
	2026			2025
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,488,893	$188,305	5.60%	$4,123,797	$178,407	5.78%
Tax-exempt loans (1)	20,814	738	4.74	7,141	280	5.25
Taxable securities	532,310	10,556	2.64	594,769	11,491	2.58
Tax-exempt securities (1)	263,297	9,098	4.61	257,051	9,590	4.97
Interest bearing cash	94,467	2,629	3.72	92,263	3,058	4.43
Other investments	18,385	901	6.53	16,731	825	6.57
Interest Earning Assets	5,418,166	212,227	5.23	5,091,752	203,651	5.34
Cash and due from banks	59,597			56,073
Other assets, net	275,955			237,413
Total Assets	$5,753,718			$5,385,238

Liabilities
Savings and interest-bearing checking	3,149,161	37,691	1.60	2,827,773	38,731	1.83
Time deposits	842,849	20,317	3.22	887,385	24,658	3.72
Other borrowings	67,004	2,756	5.50	93,520	5,262	7.51
Interest Bearing Liabilities	4,059,014	60,764	2.00%	3,808,678	68,651	2.41
Non-interest bearing deposits	1,047,109			1,001,228
Other liabilities	110,343			108,799
Shareholders’ equity	537,252			466,533

Total liabilities and shareholders’ equity	$5,753,718			$5,385,238

Net Interest Income		$151,463			$135,000

Net Interest Income as a Percent of Average Interest Earning Assets			3.73%			3.54%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Commercial Loan Portfolio Analysis as of September 30, 2026

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$12,139	$—	$—	$—	—%
Land Development	17,471	—	—	—	—
Construction	173,032	—	14,345	14,345	8.3
Income Producing	1,060,229	18,966	13,949	32,915	3.1
Owner Occupied	782,444	22,599	121	22,720	2.9
Total Commercial Real Estate Loans	$2,045,315	$41,565	$28,415	$69,980	3.4

Other Commercial Loans	$717,907	$32,663	9,204	$41,867	5.8
Total non-performing commercial loans			$37,619

Commercial Loan Portfolio Analysis as of December 31, 2025

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,293	$15	$—	$15	0.1%
Land Development	22,808	—	—	—	—
Construction	158,235	—	14,269	14,269	9.0
Income Producing	784,506	30,309	9,262	39,571	5.0
Owner Occupied	648,338	11,498	—	11,498	1.8
Total Commercial Real Estate Loans	$1,624,180	$41,822	$23,531	$65,353	4.0

Other Commercial Loans	$589,377	$27,929	—	$27,929	4.7
Total non-performing commercial loans			$23,531

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